Exhibit 99.1
This news release contains forward-looking statements, including those regarding our anticipated financial results for our second fiscal quarter; our ability to deliver sustainable long-term growth; the impact of the natural disaster in Japan on the continuous supply of raw material to our global manufacturing operations; our focus on delivering superior value to our customers; and our currently expected third quarter of fiscal year 2011 net revenue, core operating income, core and GAAP earnings per share results and the components thereof. The statements in this news release are based on current expectations, forecasts and assumptions involving risks and uncertainties that could cause actual outcomes and results to differ materially. These risks and uncertainties include, but are not limited to: our determination as we finalize our financial results for our second fiscal quarter that our financial results and conditions differ from our current preliminary unaudited numbers set forth herein; a change in our focus; adverse changes in the demand, or expected demand, of our customers; adverse changes in current macro-economic conditions, both in the U.S. and internationally; the current developing situation in Japan and its effects on our Japanese facility, supply chain, shipping costs, customers and suppliers; our financial performance during and after the current economic conditions; our ability to maintain and improve costs, quality and delivery for our customers; risks and costs inherent in litigation; whether our realignment of our capacity will adversely affect our cost structure, ability to service customers and labor relations; our ability to take advantage of perceived benefits of offering customers vertically integrated services; changes in technology; competition; anticipated growth for us and our industry that may not occur; managing rapid growth; managing rapid declines in customer demand that may occur; our ability to successfully consummate acquisitions and divestitures; managing the integration of businesses we acquire (including, with respect to the acquisition of the Italian and French sites, potential unknown liabilities, the finalization of our accounting for the transaction and the costs associated with addressing potential reduced business activity at these sites); risks associated with international sales and operations; retaining key personnel; our dependence on a limited number of large customers; business and competitive factors generally affecting the electronic manufacturing services industry, our customers and our business; other factors that we may not have currently identified or quantified; and other risks, relevant factors and uncertainties identified in our Annual Report on Form 10-K for the fiscal year ended August 31, 2010, subsequent Reports on Form 10-Q and Form 8-K and our other securities filings. Jabil disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
Jabil Reports Solid Second Quarter Results
Fiscal Year on Track to Exceed Long-Term Growth Targets
St. Petersburg, FL — March 22, 2011...Jabil Circuit, Inc. (NYSE: JBL), reported its preliminary, unaudited financial results for the second quarter of fiscal 2011, ended February 28, 2011. “We are pleased with the results for the second quarter and first half of fiscal 2011,” said Timothy L. Main, President and CEO of Jabil. “Year over year revenue growth in the second quarter and for the first half of fiscal 2011 exceeded 30 percent. We believe this underscores our ability to deliver sustainable long-term growth.”
(Definitions used: “GAAP” means U.S. generally accepted accounting principles. Jabil defines core operating income as GAAP operating income before amortization of intangibles, stock-based compensation expense and related charges, restructuring and impairment charges, goodwill impairment charges, certain distressed customer charges, settlement of receivables and related charges and loss on disposal of subsidiaries. Jabil defines core earnings as GAAP net income before amortization of intangibles, stock-based compensation expense and related charges, restructuring and impairment charges, goodwill impairment charges, certain distressed customer charges, settlement of receivables and related charges, loss on disposal of subsidiaries, certain other expenses, net of tax and certain deferred tax valuation allowance charges. Jabil defines core earnings per share as core earnings divided by the weighted average number of outstanding shares determined under GAAP. Jabil calculates core return on invested capital by annualizing its after-tax non-GAAP operating income for its most recently-ended quarter and dividing that by a two quarter average net invested capital base. Jabil reports core operating income, core earnings, core earnings per share and core return on invested capital to provide investors an additional method for assessing operating income, earnings, earnings per share and return on invested capital from what it believes are its core manufacturing operations. See the accompanying reconciliation of Jabil’s core operating income to its GAAP operating income, Jabil’s core earnings and core earnings per share to its GAAP net income and GAAP earnings per share, its calculation of return on invested capital and additional information in the supplemental information.)
Second Quarter 2011
Net revenue for the second quarter of fiscal 2011 was $3.9 billion compared to $3.0 billion for the same period of fiscal 2010.

GAAP results:
GAAP operating income for the second quarter of fiscal 2011 was $104.6 million compared to $61.8 million for the same period of fiscal 2010.
GAAP net income for the second quarter of fiscal 2011 was $55.4 million compared to $29.8 million for the same period of fiscal 2010.
GAAP diluted earnings per share for the second quarter of fiscal 2011 was $0.25 compared to $0.14 for the same period of fiscal 2010.
Core results:
Core operating income for the second quarter of fiscal 2011 was $168.4 million or 4.3 percent of net revenue compared to $95.6 million or 3.2 percent of net revenue for the same period of fiscal 2010.
Core earnings for the second quarter of fiscal 2011 were $118.8 million compared to $63.3 million for the same period of fiscal 2010.
Core diluted earnings per share for the second quarter of fiscal 2011 was $0.54 compared to $0.29 for the same period of fiscal 2010.
Second Quarter Fiscal 2011 — Balance Sheet and Cash Flow Highlights
•	Cash flow from operations for the quarter was $450.3 million.
•	Sales cycle was 11 days for the second quarter of fiscal 2011.
•	Annualized inventory turns were seven for the second quarter of fiscal 2011.
•	Capital expenditures for the second quarter of fiscal 2011 were $106.1 million.
•	Depreciation for the second quarter of fiscal 2011 was $71.3 million.
•	Cash and cash equivalent balances were $902.3 million as of February 28, 2011.
•	Core return on invested capital was 25.8 percent for the second quarter of fiscal 2011.
•	A $0.07 dividend was paid on March 1, 2011.
Business Update
“Our employees and site in Gotemba, Japan were not directly impacted by the natural disaster. However, many of our employees as well as suppliers were impacted. We extend our heartfelt condolences to those who have suffered losses as a result of this tragedy,” said Main.
Revenue from Jabil’s Gotemba site is not material to overall results.
The natural disaster in Japan may have an impact on the supply of components to Jabil’s global manufacturing operations. However, the extent of this impact is not known at this time. Therefore, Jabil is expressing expectations regarding its third quarter results excluding the impact of potential supply disruptions on these results.
These expectations include the recently acquired sites in Italy and France on a fully consolidated basis.
Jabil management indicated that it expects net revenue for its third quarter of fiscal 2011 to range from $4.1 billion to $4.2 billion.

Jabil estimated that its core operating income for its third quarter of fiscal 2011 will range from $175 million to $185 million or 4.3 to 4.4 percent of net revenue.
Jabil indicated that it expects its core earnings per share for its third quarter of fiscal 2011 to range from $0.55 to $0.59 per diluted share.
GAAP earnings per share are expected to be in a range from $0.44 to $0.48 per diluted share for its third quarter of fiscal 2011. (GAAP earnings per share for the third quarter of fiscal 2011 is currently estimated to include $0.02 per share for amortization of intangibles and $0.09 per share for stock-based compensation).
“Jabil’s prospects for sustainable long-term growth are excellent as we continue to focus on delivering superior value to our customers,” said Main.
Supplemental Information
The financial results disclosed in this release include certain measures calculated and presented in accordance with GAAP. In addition to the GAAP financial measures, Jabil provides supplemental, non-GAAP financial measures to facilitate evaluation of Jabil’s core operating performance. The non-GAAP financial measures disclosed in this release exclude certain amounts that are included in the most directly comparable GAAP measures. The non-GAAP or core financial measures disclosed in this release do not have standard meanings and may vary from the non-GAAP financial measures used by other companies. Management believes core financial measures (which exclude the effects of the amortization of intangibles, stock-based compensation expense and related charges, restructuring and impairment charges, goodwill impairment charges, certain distressed customer charges, settlement of receivables and related charges, loss on disposal of subsidiaries, certain other expenses, net of tax and certain deferred tax valuation allowance charges) are a useful measure that facilitates evaluating the past and future performance of Jabil’s ongoing operations on a comparable basis. Jabil reports core operating income, core return on invested capital, core earnings and core earnings per share to provide investors an additional method for assessing operating income, earnings and earnings per share from what it believes are its core manufacturing operations. Included in this release are Condensed Consolidated Statements of Operations as well as a reconciliation of the disclosed core financial measures to the most directly comparable GAAP financial measures.
Company Conference Call Information
Jabil will hold a conference call to discuss the second fiscal quarter 2011 earnings today at 4:30 p.m. ET live on the Internet at http://www.jabil.com. The earnings conference call will be recorded and archived for playback on the web at http://www.jabil.com. A taped replay of the conference call will also be available March 22, 2011 at approximately 7:30 p.m. ET through midnight on March 29, 2011. To access the replay, call (800) 642-1687 from within the United States, or (706) 645-9291 outside the United States. The pass code is: 51998310. An archived webcast of the conference call will be available at http://www.jabil.com/investors/.
About Jabil
Jabil is an electronic product solutions company providing comprehensive electronics design, manufacturing and product management services to global electronics and technology companies. Offering complete product supply chain management from facilities in 24 countries, Jabil provides comprehensive, individualized-focused solutions to customers in a broad range of industries. Jabil common stock is traded on the New York Stock Exchange under the symbol, “JBL”. Further information is available on Jabil’s website: jabil.com.
Investor & Media Contact:
Beth Walters
Senior Vice President, Investor Relations & Communications
Jabil Circuit, Inc.
(727) 803-3511
beth_walters@jabil.com

JABIL CIRCUIT, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)

	February 28,	August 31,
	2011	2010
ASSETS
Current assets:
Cash and cash equivalents	$902,317	$744,329
Trade accounts receivable, net	1,051,482	1,408,319
Inventories	2,160,275	2,094,135
Prepaid expenses and other current assets	600,816	349,165
Income taxes receivable	38,213	35,560
Deferred income taxes	19,152	22,510

Total current assets	4,772,255	4,654,018

Property, plant and equipment, net	1,547,394	1,451,392
Goodwill and intangible assets, net	146,844	132,568
Deferred income taxes	67,497	55,101
Other assets	78,795	74,668

Total assets	$6,612,785	$6,367,747

LIABILITIES AND EQUITY
Current liabilities:
Current installments of notes payable and long-term debt	$137,508	$167,566
Accounts payable	2,672,382	2,741,719
Accrued expenses	699,002	672,252
Income taxes payable	33,275	19,236
Deferred income taxes	4,814	4,401

Total current liabilities	3,546,981	3,605,174

Notes payable and long-term debt, less current installments	1,100,547	1,018,930
Income tax liability	91,889	86,351
Deferred income taxes	2,260	1,462
Other liabilities	62,711	63,058

Total liabilities	4,804,388	4,774,975

Equity:
Jabil Circuit, Inc. stockholders’ equity
Common stock	223	220
Additional paid-in capital	1,595,848	1,541,507
Retained earnings	253,664	123,303
Accumulated other comprehensive income	161,219	122,062
Treasury stock at cost	(218,768)	(209,046)

Total Jabil Circuit, Inc. stockholders’ equity	1,792,186	1,578,046

Noncontrolling interests	16,211	14,726

Total equity	1,808,397	1,592,772

Total liabilities and equity	$6,612,785	$6,367,747

JABIL CIRCUIT, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except for per share data)
(Unaudited)

	Three months ended		Six months ended
	February 28,	February 28,	February 28,	February 28,
	2011	2010	2011	2010

Net revenue	$3,928,663	$3,004,644	$8,010,844	$6,092,900
Cost of revenue	3,632,263	2,781,898	7,403,853	5,638,378

Gross profit	296,400	222,746	606,991	454,522

Operating expenses:
Selling, general and administrative	141,807	146,264	284,256	277,817
Research and development	6,540	7,425	12,281	15,122
Amortization of intangibles	5,665	6,643	11,634	13,748
Restructuring and impairment charges	196	635	628	4,070
Loss on disposal of subsidiaries	23,944	—	23,944	15,722
Settlement of receivables and related charges	13,607	—	13,607	—

Operating income	104,641	61,779	260,641	128,043

Interest, net and other	25,885	20,511	46,997	40,758

Income before income taxes	78,756	41,268	213,644	87,285

Income tax expense	23,038	11,446	50,515	28,582

Net income	55,718	29,822	163,129	58,703

Net income attributable to noncontrolling interests, net of income tax expense	315	(8)	1,049	585

Net income attributable to Jabil Circuit, Inc.	$55,403	$29,830	$162,080	$58,118

Earnings per share:
Income attributable to the stockholders of Jabil Circuit, Inc.:
Basic	$0.26	$0.14	$0.75	$0.27

Diluted	$0.25	$0.14	$0.74	$0.27

Weighted average shares outstanding:
Basic	215,170	213,625	214,781	214,040

Diluted	221,022	214,760	219,469	215,916

JABIL CIRCUIT, INC. AND SUBSIDIARIES
SUPPLEMENTAL DATA
RECONCILIATION OF GAAP FINANCIAL RESULTS TO NON-GAAP MEASURES
(In thousands, except for per share data)
(Unaudited)

	Three months ended		Six months ended
	February 28,	February 28,	February 28,	February 28,
	2011	2010	2011	2010

Operating income (GAAP)	$104,641	$61,779	$260,641	$128,043
Amortization of intangibles	5,665	6,643	11,634	13,748
Stock-based compensation expense and related charges	20,301	26,512	39,801	40,493
Restructuring and impairment charges	196	635	628	4,070
Settlement of receivables and related charges	13,607	—	13,607	—
Loss on disposal of subsidiaries	23,944	—	23,944	15,722

Core operating income (Non-GAAP)	$168,354	$95,569	$350,255	$202,076

Net income (GAAP)	$55,403	$29,830	$162,080	$58,118
Amortization of intangibles, net of tax	5,653	6,635	11,611	13,728
Stock-based compensation expense and related charges, net of tax	20,006	26,178	39,011	39,888
Restructuring and impairment charges, net of tax	196	646	628	4,084
Settlement of receivables and related charges, net of tax	13,607	—	13,607	—
Loss on disposal of subsidiaries, net of tax	23,944	—	23,944	15,722

Core earnings (Non-GAAP)	$118,809	$63,289	$250,881	$131,540

Earnings per share: (GAAP)
Basic	$0.26	$0.14	$0.75	$0.27

Diluted	$0.25	$0.14	$0.74	$0.27

Core earnings per share: (Non-GAAP)
Basic	$0.55	$0.30	$1.17	$0.61

Diluted	$0.54	$0.29	$1.14	$0.61

Common shares used in the calculations of earnings per share (GAAP):
Basic	215,170	213,625	214,781	214,040

Diluted	221,022	214,760	219,469	215,916

Common shares used in the calculations of earnings per share (Non-GAAP):
Basic	215,170	213,625	214,781	214,040

Diluted	221,022	214,760	219,469	215,916

JABIL CIRCUIT, INC. AND SUBSIDIARIES
SUPPLEMENTAL DATA
RECONCILIATION OF GAAP FINANCIAL RESULTS TO NON-GAAP MEASURES
(In thousands, except for per share data)
CALCULATION OF RETURN ON INVESTED CAPITAL
Core Return on Invested Capital (ROIC) is calculated by annualizing the Company’s after-tax non-GAAP operating income for its most recently-ended quarter and dividing that by a two quarter average net invested capital asset base. After-tax non-GAAP operating income excludes expenses and charges relating to the amortization of intangibles, stock-based compensation expense and related charges, restructuring and impairment charges, goodwill impairment charges, certain distressed customer charges, settlement of receivables and related charges and loss on disposal of subsidiaries. Net invested capital is defined as the sum of the averages (the calculation of which are explained below) of stockholders’ equity and current and non-current portions of notes payable and long term debt, adjusted for the average (the calculation of which is explained below) cash and cash equivalents. The following table reconciles ROIC as calculated using after-tax non-GAAP operating income:

Three months ended
February 28, 2011
Numerator:
Operating income (GAAP)	$104,641
Amortization of intangibles	5,665
Stock-based compensation expense and related charges	20,301
Restructuring and impairment charges	196
Settlement of receivables and related charges	13,607
Loss on disposal of subsidiaries	23,944

Core operating income (Non-GAAP)	$168,354

Tax effect (1)	(23,368)

After-tax operating income (Non-GAAP)	$144,986

x4

Annualized after-tax operating income (Non-GAAP)	$579,944

Denominator:
Average total Jabil Circuit, Inc. stockholders’ equity (2)	$1,741,799
Average notes payable and long-term debt, less current installments (2)	1,099,998
Average current installments of notes payable and long-term debt (2)	168,218
Average cash and cash equivalents (2)	(766,236)

Net invested capital asset base	$2,243,779

Core Return on Invested Capital (Non-GAAP)	25.8%

(1)	This amount is calculated by adding the amount of income taxes attributable

(2)	to our core operating income (Non-GAAP) and our interest expense. The average is based on the addition of the account balance at the end of the most recently-ended quarter to the account balance at the end of the prior quarter and dividing by two.